Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2019
Interests in Other Entities [Abstract]
Investments in associates and joint ventures

Note 17	Investments in associates and joint ventures
The following tables provide summarized financial information with respect to BCE’s associates and joint ventures. For more details on our associates and joint ventures see Note 32, Related party transactions.

Statements of financial position

FOR THE YEAR ENDED DECEMBER 31	2019	2018
Assets	4,045	3,819
Liabilities	(2,689)	(2,253)
Total net assets	1,356	1,566
BCE’s share of net assets	698	798

Income statements

FOR THE YEAR ENDED DECEMBER 31	NOTE	2019	2018
Revenues		2,398	2,128
Expenses		(2,545)	(2,191)
Total net losses		(147)	(63)
BCE’s share of net losses	7	(72)	(35)